                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement     [  ]  Confidential, for Use of the
[X]  Definitive Proxy Statement            Commission Only (as permitted
[  ] Definitive Additional Materials       by Rule 14a-6(e)(2))
[  ] Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               APPLIED POWER INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A
[  ]     $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3)
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11

         1)      Title of each class of securities to which transaction applies:
         2)      Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
         4)      Proposed maximum aggregate value of transaction:
         5)      Total fee paid:

[  ]     Fee paid previously with preliminary materials
[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:
         2)      Form, Schedule or Registration Statement No.:
         3)      Filing Party:
         4)      Date Filed:





__________________________________

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   [API LOGO]

                                  P.O. BOX 325
                           MILWAUKEE, WISCONSIN 53201
                                 (414) 781-6600


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
    APPLIED POWER INC.:

    Notice is hereby given that the Annual Meeting of Shareholders of APPLIED POWER INC., a Wisconsin corporation, will be held in Ballroom Number 4 at the Wyndham Milwaukee Center Hotel, 139 East Kilbourn Avenue, Milwaukee, Wisconsin on Thursday, January 11, 1996, at 3:30 p.m., Central Time, for the following purposes:

    1.  To elect a Board of seven directors; and

    2. To transact such other business as may properly come before the Meeting or any adjournment thereof;

all as set forth in the accompanying Proxy Statement.

    The Board of Directors has fixed the close of business on November 16, 1995 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER YOUR HOLDINGS ARE LARGE OR SMALL. IF FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                                    By Order of the Board of Directors


                                    Anthony W. Asmuth III
                                    Secretary
Milwaukee, Wisconsin
November 22, 1995

                                   [API LOGO]

                                  P.O. BOX 325
                           MILWAUKEE, WISCONSIN 53201
                                 (414) 781-6600


                                PROXY STATEMENT
                                ---------------

                    THIS PROXY STATEMENT WAS FIRST MAILED TO
                   SHAREHOLDERS ON OR ABOUT NOVEMBER 22, 1995
                                ---------------

    Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of proxy for such Meeting solicited by the Board of Directors of Applied Power Inc. (the "Company"). The Company's Annual Report on Form 10-K for the year ended August 31, 1995, which constitutes the 1995 Annual Report to Shareholders and accompanies this Proxy Statement, contains financial statements and certain other information concerning the Company. The Annual Report and such financial statements are neither a part of this Proxy Statement nor incorporated herein by reference.

    The shares represented by all properly executed proxies received in time for the Meeting will be voted as specified on such proxies. A proxy may be revoked at any time before it is exercised. The cost of soliciting proxies, including forwarding expense to beneficial owners of stock held in the name of another, will be borne by the Company. No solicitation other than by mail is contemplated, except that officers and employees of the Company may solicit the return of proxies from certain shareholders by telephone. Shares held for the accounts of participants in the Company's Employee Stock Purchase Plan ("ESPP") and Employee Stock Ownership Plan ("ESOP") will be voted in accordance with the instructions of the participants or otherwise in accordance with the terms of such plans.

    A majority of the votes entitled to be cast by shares entitled to vote, represented in person or by proxy, constitutes a quorum for action on a matter at the Meeting. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting at which a quorum is present. A "plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are considered present for purposes of establishing a quorum but will have no effect on the election of directors except to the extent that the failure to vote for a director nominee results in another nominee receiving a larger number of votes. Votes attempted to be cast against a candidate are not given legal effect and are not counted as votes cast in an election of directors.

    On November 16, 1995, the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders, the Company's outstanding capital stock consisted of 13,414,015 shares of Class A Common Stock ("Common Stock"). Each share of Common Stock outstanding on the record date is entitled to one vote on all matters submitted at the Meeting.

                           CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of November 16, 1995 unless otherwise indicated, certain information with respect to the beneficial ownership of Common Stock by each person known to management to be the beneficial owner of more than 5% of the Common Stock, by each executive officer of the Company named in the Summary Compensation Table below and by the Company's executive officers and directors as a group. Briefly stated, shares are deemed to be beneficially owned by any person or group having the power to vote or direct the vote or the power to dispose or direct the disposition of such shares, or who has the right to acquire beneficial ownership thereof within 60 days.

                                                                                AMOUNT AND
                                                                                NATURE OF
                                                                                BENEFICIAL      PERCENT
BENEFICIAL OWNER                                                               OWNERSHIP(1)    OF CLASS
----------------                                                               ------------    --------
Brinson Holdings, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .          831,900(2)      6.2%
   209 South LaSalle Street
   Suite 1100
   Chicago, IL  60604-1295

Barbara B. Buzard . . . . . . . . . . . . . . . . . . . . . . . . . . .          832,330(3)      6.2%
   6144 North Brumder Road
   Hartland, WI  53029

Firstar Trust Company . . . . . . . . . . . . . . . . . . . . . . . . .        1,174,061(3)(4)   8.8%
   777 East Wisconsin Avenue
   Milwaukee, WI  53202

J.P. Morgan & Co. Incorporated  . . . . . . . . . . . . . . . . . . . .        1,502,150(5)     11.2%
   60 Wall Street
   New York, NY  10260

Richard G. Sim  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          728,478(6)      5.3%
   13000 West Silver Spring Drive
   Butler, WI  53007

William J. Albrecht . . . . . . . . . . . . . . . . . . . . . . . . . .           38,799(7)        *
Robert C. Arzbaecher  . . . . . . . . . . . . . . . . . . . . . . . . .           10,931(8)        *
Robert G. Deuster . . . . . . . . . . . . . . . . . . . . . . . . . . .          109,882(9)        *
Theodore M. Lecher  . . . . . . . . . . . . . . . . . . . . . . . . . .           38,150(10)       *
All Executive Officers and Directors as a Group (19 persons)  . . . . .        1,304,773(11)     9.3%
-------------------------

     *Less than 1%.

(1) Unless otherwise noted, the specified persons have sole voting power and/or dispositive power over the shares shown as beneficially owned.
(2) As set forth on Form 13F, dated June 30, 1995, reporting (for two of its affiliates, Brinson Partners, Inc. and Brinson Trust Company) sole voting power as to 675,900 shares and sole dispositive power as to 831,900 shares.
(3) Includes 493,350 shares held by a trust with respect to which Barbara B. Buzard, Donald S. Buzard and Firstar Trust Company share voting and dispositive power.
(4) Includes 648,973 shares held by Firstar Trust Company as trustee of the Company's ESOP wherein the voting of such shares and their disposition in a tender offer is directed by the participants but the trustee has the power of disposition in all other circumstances, and 31,738 additional shares of Common Stock of which Firstar Trust Company shares voting power and/or the power of disposition. Excludes 44,791 shares held by Firstar Trust Company as administrator of the ESPP; under such plan the administrator does not have discretion as to disposition, and voting of the shares is directed by the participants.
(5) As set forth on Form 13F-E, dated June 30, 1995, reporting (for two of its affiliates, J.P. Morgan Investment Management Inc. and Morgan Guaranty Trust Co. of New York) sole voting power as to 1,108,950 shares and sole dispositive power as to 1,502,150 shares.
(6) Includes options to purchase 403,471 shares exercisable currently or within 60 days of the record date and 2,541 shares allocated to his ESOP account.
(7) Includes options to purchase 37,388 shares exercisable currently or within 60 days of the record date and 1,411 shares allocated to his ESOP account.
(8) Includes options to purchase 6,750 shares exercisable currently or within 60 days of the record date and 681 shares allocated to his ESOP account.
(9) Includes options to purchase 105,088 shares exercisable currently or within 60 days of the record date and 1,919 shares allocated to his ESOP account.
(10) Includes options to purchase 35,975 shares exercisable currently or within 60 days of the record date and 2,099 shares allocated to his ESOP account.
(11) Includes options to purchase 658,262 shares exercisable currently or within 60 days of the record date, 13,334 shares allocated to executive officers' ESOP accounts and 188,516 shares held by certain trusts with respect to which certain officers have voting power and the power of disposition.

     The beneficial ownership information set forth above, and below under "Election of Directors," is based on information furnished by the specified persons or known to the Company and is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

                             ELECTION OF DIRECTORS

     At the Meeting, seven directors are to be elected to serve until the next annual meeting of shareholders and until their successors shall be elected. It is the intention of the persons named in the accompanying form of proxy to nominate as directors and, unless otherwise specified in a proxy by a shareholder, to vote such proxy for the election of the persons named below.
In the event any of the nominees should become unable to serve as a director, an eventuality which management has no reason to believe will occur, proxies may be voted for another nominee. Each person named below is presently serving as a director of the Company.

                                                                                        COMMON STOCK
                                                                                     BENEFICIALLY OWNED
                                                                                    AT NOVEMBER 16, 1995
                                                                                    --------------------
                                                                           DIRECTOR   NUMBER     PERCENT
          NAME AND PRINCIPAL OCCUPATION                              AGE    SINCE    OF SHARES   OF CLASS
          -----------------------------                              ---   -------  -----------  --------
H. Richard Crowther . . . . . . . . . . . . . . . . . . . . . .       63     1995      1,500(4)     *
   Retired Vice Chairman, Illinois Tool Works Inc.
   (manufacturer of engineered components and systems)

Jack L. Heckel (1)(2) . . . . . . . . . . . . . . . . . . . . .       64     1993      3,000(5)     *
   Retired President and Chief Operating Officer, GenCorp.
   Inc. (manufacturer of aerospace and defense, polymer and
   automotive products)

Richard M. Jones (1)(2) . . . . . . . . . . . . . . . . . . . .       68     1989      9,000(6)     *
   Retired Chairman of the Board and Chief Executive
   Officer, Guaranty Federal Savings Bank

Richard A. Kashnow (1)(3) . . . . . . . . . . . . . . . . . . .       53     1993      3,500(5)     *
   Chairman of the Board, President and Chief Executive
   Officer, Raychem Corporation (global manufacturer of
   materials science-based products for electronics,
   telecommunications and industrial applications)

L. Dennis Kozlowski (1)(2)(3) . . . . . . . . . . . . . . . . .       49     1994      2,000(4)     *
   Chairman of the Board, President and Chief Executive
   Officer, Tyco International Ltd. (manufacturer of
   fire protection systems, flow control devices, fiber
   optics communication cable and disposable products)

Richard G. Sim  . . . . . . . . . . . . . . . . . . . . . . . .       51     1985    728,478(7)    5.3%
   Chairman of the Board, President and Chief Executive
   Officer, Applied Power Inc.

Raymond S. Troubh (1)(3)  . . . . . . . . . . . . . . . . . . .       69     1985     67,250(6)     *
   Financial Consultant
-------------------------

     *Less than 1%.
(1)  Member of the Compensation Committee of the Board of Directors.
(2)  Member of the Audit Committee of the Board of Directors.
(3)  Member of the Nominating Committee of the Board of Directors.
(4) Includes option to purchase 1,000 shares exercisable currently or within 60 days of the record date.
(5) Includes options to purchase 2,000 shares exercisable currently or within 60 days of the record date.
(6) Includes options to purchase 6,000 shares exercisable currently or within 60 days of the record date.
(7) Includes options to purchase 403,471 shares exercisable currently or within 60 days of the record date and 2,541 shares allocated to his ESOP account.

     All of the directors have held positions with the Company or other organizations shown in the above table during the past five years, except that
(i) H. Richard Crowther was Vice Chairman of Illinois Tool Works Inc. from January 1990 through March 1995; (ii) Jack L. Heckel was President and Chief Operating Officer of GenCorp. Inc. from January 1987 through December 1993;
(iii) Richard M. Jones was Chairman of the Board and Chief Executive Officer of Guaranty Federal Savings Bank from January 1989 through December 1991; (iv) Richard A. Kashnow was President of Schuller International Group, Inc. from May 1991 through September 1995 and Senior Vice President and General Manager of Manville Corporation from September 1987 through April 1991; and (v) L. Dennis Kozlowski was named President of Tyco International Ltd. in December 1989, its Chief Executive Officer in July 1992 and its Chairman of the Board in January 1993.

     H. Richard Crowther is a director of Illinois Tool Works Inc. Jack L. Heckel is a director of WD-40 Co. and Advanced Tissue Sciences, Inc. Richard
M. Jones is a director of Baker, Fentress & Co., Guaranty Federal Savings Bank, Illinois Tool Works Inc. and MCI Communications Corporation. Richard A. Kashnow is a director of Raychem Corporation. L. Dennis Kozlowski is a director of Tyco International Ltd. and Thiokol Corporation. Richard G. Sim is a director of Falcon Building Products Inc., The Gehl Company and IPSCO Inc. Raymond S. Troubh is a director of ADT Limited, America West Airlines, Inc., ARIAD Pharmaceuticals, Inc., Becton Dickinson and Company, Benson Eyecare Corporation, Foundation Health Corporation, General American Investors Company, Inc., Manville Corporation, Olsten Corporation, Petrie Stores Corporation, Riverwood International Corporation, Time Warner Inc., Triarc Companies, Inc. and WHX Corporation.

              BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

     There were seven meetings of the Board of Directors, two meetings of the Audit Committee, four meetings of the Compensation Committee and one meeting of the Nominating Committee during the year ended August 31, 1995. During the period in the last fiscal year in which they served, all members of the Board of Directors attended at least 75% of the total number of meetings of the Board of Directors and all the committees on which they served.

     The Audit Committee of the Board of Directors: (i) reviews the scope and timing of the audit of the Company's financial statements by the Company's independent accountants; (ii) reviews with the independent accountants, and with the Company's management, policies and procedures with respect to internal auditing and financial and accounting controls; and (iii) reviews with the independent accountants their reports on the Company's financial statements and recommendations they make for improvements in the Company's internal controls and the implementation of such recommendations.

     The Compensation Committee of the Board of Directors determines the compensation of the Company's executive officers, awards bonuses to such key management personnel as the Committee selects and administers the Company's stock option plans.

     The Nominating Committee of the Board of Directors seeks qualified persons for the position of director to recommend to the entire Board of Directors. In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by other directors, employees and shareholders. Suggestions for candidates, accompanied by biographical material, may be sent to the Secretary of the Company at its corporate offices.

     For the 1995 fiscal year, directors who were not employees of the Company were paid an annual retainer of $19,000 for serving on the Board of Directors and an attendance fee of $1,000 for each Board of Directors meeting and committee meeting attended. Directors who are employees of the Company do not receive separate remuneration in connection with their service on the Board or Board committees.

     In May 1995, the Board of Directors adopted the Outside Directors' Deferred Compensation Plan (the "Deferred Compensation Plan"). Under the Deferred Compensation Plan, each non-employee director may elect to defer all or a specified portion of his annual retainer and attendance fees for future payment on a date specified by the participant or upon termination of the participant's service as a director. A participating non-employee director's deferred compensation is credited to an account, the value of which is based upon phantom investments in Common Stock. Distributions from the Deferred Compensation Plan are only made in cash.

     Each non-employee director also receives an option each year to purchase 1,000 shares of Common Stock under the 1989 Outside Directors' Stock Option Plan (the "1989 Plan"). The 1989 Plan is intended to promote the growth and development of the Company by providing incentives for non-employee directors of the Company through the grant to such directors of nonqualified stock options to acquire shares of Common Stock. There is no discretion as to the amount or timing of options to be granted, which are fixed by the terms of the 1989 Plan. The exercise price at which shares may be purchased under each option is equal to the fair market value of the shares on the date of grant. Options are not exercisable until eleven months after the date of grant and then become fully exercisable, in whole or in part, at any time prior to their expiration or termination. Unless earlier exercised or terminated, the expiration date of each option granted under the 1989 Plan is ten years and one day after the date of grant. All of the non-employee directors (except Mr. Crowther, who was not a director of the Company at the date of grant) were granted options in fiscal 1995 for 1,000 shares of Common Stock at an exercise price of $25.00 per share. At November 16, 1995, options for 5,000 shares had been exercised, options for 20,000 shares were outstanding and 35,000 shares were reserved for future grants under the 1989 Plan.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Development of Compensation Approach and Objectives. The Compensation Committee of the Board of Directors establishes all of the policies under which compensation is paid or awarded to the Company's executive officers, and determines the amount of such compensation. No member of the Committee is employed by the Company. The Committee's objective is to develop a total compensation program that is competitive in the marketplace and which provides significant incentive to increase shareholder value. Each year the Committee reviews the executive compensation policies with respect to the market competitiveness of the program, and then determines what changes, if any, are appropriate in the compensation program for the following year. Compensation of the Company's executive officers currently consists of three key elements-- salary, bonus and stock options.

     The Committee retains an independent outside consultant who provides data regarding compensation practices in U.S. manufacturing companies. Competitive pay standards are based upon the results of several compensation surveys, including comparisons with several hundred manufacturing companies. This data, along with management's recommendations for particular executive officer compensation, and information on an executive's experience, expertise and demonstrated performance, is reviewed by the Committee. The total value of each executive's pay standard is intended to equal the competitive median for like positions in companies of similar size and type, but the mix of compensation is atypical. Specifically, cash compensation is lower than the median: salary standards are targeted at 95% of the market median and target bonuses are set at 70% of the market median. Stock option grants, on the other hand, are above the median for other companies in order to bring the total compensation opportunity up to competitive market standards. This compensation mix is designed to encourage a continued focus on building shareholder value. While the Committee does exercise its discretion to vary compensation from these guidelines, in general, it has followed this approach in determining executive officer compensation.

     Stock Option Component. Stock options are granted annually to executive officers. Options may also be granted to other key employees whose present and future contributions are especially important to the Company. All option grants are priced at 100% of market value as of the date of grant. Unless earlier terminated, options expire ten years from the date of grant and generally become exercisable as to half of the shares granted two years after the date of grant and fully exercisable five years after the date of grant.

     The Committee values stock option grants at 50% of the exercise price. This valuation method is recommended by the Committee's independent consultant because it reflects the average discounted value of the actual gains produced by options granted by U.S. industrial firms over the past several decades. The Committee favors the simplicity of this 50% estimate and believes it to be as good a predictor of the actual gains and costs of an option grant as other methods.

     Key Measurement Criteria for Bonuses. Bonus payments are made to each executive based upon the degree of achievement of each year's financial and personal objectives. An executive may receive more, or less, than the target bonus based on actual business results and satisfaction of executive-specific goals.

     Each executive responsible for a business unit is measured principally by the performance of that unit. The measuring index utilized is "Combined Management Measure" ("CMM"), which is unit operating profit less a charge based upon the net assets employed by the unit. In fiscal 1995, CMM constituted 60% of the bonus measurement for Messrs. William J. Albrecht, Robert G. Deuster and Theodore M. Lecher. Twenty percent of Messrs. Albrecht's, Deuster's and Lecher's respective bonus paid for fiscal 1995 was based on the Company's return on net assets ("RONA") and earnings per share ("EPS") for the period, weighted equally. The remaining 20% of Messrs. Albrecht's, Deuster's and Lecher's respective bonus was based on other goals specific to the individual, such as sales growth or business development in specified markets. Business unit executive officers were eligible for the personal objective portion of their bonus for fiscal 1995 only if pre-established minimum financial thresholds were met. For the fiscal year ended August 31, 1995, bonuses earned and paid to business unit executives ranged from 100% to 126% of their target bonuses and averaged 110% of such target bonuses.

     Bonus payments for Company executives not in charge of business units are primarily determined by the performance of the Company as a whole. For fiscal 1995, 40% of such an executive's bonus was based on the Company's RONA and 40% on the Company's EPS for the period. The remaining 20% of such a bonus was based on the degree of accomplishment of certain pre-determined projects and programs related to each executive's area of responsibility. For the fiscal year ended August 31, 1995, bonuses earned and paid to this group ranged from 163% to 174% of their target bonuses and averaged 171% of such target bonuses.

     Chief Executive Officer Compensation. Competitive data provided by the Committee's independent consultant established a total compensation value of $1,127,000 for the chief executive officer position. Following the compensation philosophy described above for the executive officers, the compensation opportunity for Richard G. Sim, the Company's Chief Executive Officer, consisted of a salary of $362,000 (approximately 95% of the market median), a target bonus of $232,000 (70% of the market median) and a stock option grant valued at $533,000 (49,900 shares valued at 50% of the exercise price).

     Mr. Sim's fiscal 1995 salary of $362,000 remained unchanged from the prior year. Mr. Sim's fiscal 1995 bonus was based solely on Company performance, 50% of which was measured by RONA and 50% by EPS. Mr. Sim's fiscal 1995 bonus of $411,730, which represents 177% of his target bonus, reflects attainment of 181.6% of the Company's RONA target and 173% of the Company's EPS target.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code limits the Company's federal income tax deduction to $1,000,000 per year for compensation to its chief executive officer or any of its four other highest paid executive officers. Performance-based compensation is not, however, subject to the deduction limit, provided certain requirements of Section 162(m) are satisfied. Under regulations proposed by the Internal Revenue Service, grants of stock options under the Company's stock option plan currently qualify under a transition rule as performance-based compensation.
In order to preserve the deductibility of performance-based compensation, the Company will seek to comply with Section 162(m) of the Internal Revenue Code to the extent such compliance is practicable and in the best interests of the Company and its shareholders.

                              Richard M. Jones, Chairman
                              Jack L. Heckel
                              Richard A. Kashnow
                              L. Dennis Kozlowski
                              Raymond S. Troubh


SUMMARY COMPENSATION TABLE

     The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers who were serving as executive officers at the end of fiscal 1995 for services rendered to the Company and its subsidiaries during fiscal 1995 ("named executive officers"). Also included in the table is compensation information for those individuals for fiscal years 1993 and 1994.

                                                      ANNUAL               LONG-TERM
                                                    COMPENSATION         COMPENSATION
                                               ---------------------  ---------------------
                                                                             AWARDS
                                                                          -----------          ALL OTHER
                                                                      SECURITIES UNDERLYING   COMPENSATION
  NAME AND PRINCIPAL POSITION          YEAR    SALARY($)    BONUS($)    OPTIONS/SARS(#)(1)        ($)(2)
  ---------------------------          ----    ---------    --------  ---------------------  ---------------
   Richard G. Sim
     Chairman, President and
     Chief Executive Officer             1995     362,000     411,730          49,900              27,674
     Chairman, President and
     Chief Executive Officer             1994     362,000     176,620          52,000              11,515
     Chairman, President and
     Chief Executive Officer             1993     362,000           0          52,000              39,917

                                                      ANNUAL               LONG-TERM
                                                  COMPENSATION            COMPENSATION
                                               ---------------------  ---------------------
                                                                             AWARDS
                                                                           -----------         ALL OTHER
                                                                      SECURITIES UNDERLYING   COMPENSATION
  NAME AND PRINCIPAL POSITION          YEAR    SALARY($)    BONUS($)    OPTIONS/SARS(#)(1)        ($)(2)
  ---------------------------          ----    ---------    --------  ---------------------  --------------
Robert G. Deuster
   Senior Vice President,
   Distributed Products                1995     210,000     104,554          19,900            12,381
   Senior Vice President,
   Distributed Products                1994     186,664      14,400          13,625             5,739
   Vice President;
   President of Barry Controls         1993     180,000      96,864          14,500             5,739

William J. Albrecht
   Senior Vice President,
   Engineered Solutions                1995     190,000      90,350          17,800            14,279
   Senior Vice President,
   Engineered Solutions                1994     162,672      51,374          15,875            12,310
   Vice President; President
   of APITECH/Power-Packer             1993     140,000      23,068          15,500            11,982

Theodore M. Lecher
   Vice President; President of
   GB Electrical                       1995     160,000      87,941           8,100            11,960
   Vice President; President of
   GB Electrical                       1994     150,000      61,020          11,750             5,329
   Vice President; President of
   GB Electrical                       1993     144,000      65,308          12,000             5,329

Robert C. Arzbaecher
   Vice President and Chief
   Financial Officer                   1995     138,171     120,502          12,000(3)          5,352
   Vice President, Finance,
   Distributed Products                1994     116,000      30,216           5,000             4,340
   Controller                          1993     107,500      18,668           5,000             3,896

_________________________

(1) Consists entirely of stock options. In July or August of each year, the Compensation Committee awards options applicable to the executive's compensation for the following fiscal year. Option awards listed for a given fiscal year reflect the option grant which was made at the end of the prior fiscal year.
(2) The 1995 amounts represent: (a) the Company's 401(k) matching contributions as follows: Mr. Sim - $300, Mr. Deuster - $300, Mr. Albrecht - $300, Mr. Lecher - $300 and Mr. Arzbaecher - $300; (b) Company allocations under the ESOP as follows: Mr. Sim - $16,159, Mr. Deuster - $6,732, Mr. Albrecht - $7,241, Mr. Lecher - $6,631 and Mr. Arzbaecher - $5,052; and (c) premiums paid by the Company for split-dollar life insurance as follows: Mr. Sim - $11,215, Mr. Deuster - $5,349, Mr. Albrecht - $6,738, Mr. Lecher - $5,029 and Mr. Arzbaecher - $0.

(3) Includes stock option for 10,000 shares granted in October 1994 upon Mr. Arzbaecher's election as Vice President and Chief Financial Officer.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants during the last fiscal year to the named executive officers. No stock appreciation rights ("SARs") were granted in fiscal 1995. These grants (other than the 10,000 share grant to Mr. Arzbaecher) comprise the stock option element of the executive's fiscal 1996 compensation.

                                                                                                    POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                                 VALUE AT ASSUMED
                      ---------------------------------------------------------------------------    ANNUAL RATES OF
                         NUMBER OF                                                                     STOCK PRICE
                        SECURITIES                                                                   APPRECIATION FOR
                        UNDERLYING      PERCENT OF TOTAL OPTIONS/SARS    EXERCISE OR                   OPTION TERM(3)
                       OPTIONS/SARS        GRANTED TO EMPLOYEES IN       BASE PRICE   EXPIRATION   ---------------------
                        GRANTED(#)             FISCAL YEAR(1)              ($/SH)      DATE(2)      5%($)        10%($)
                       ------------     -----------------------------    -----------  ----------   -------      --------
     NAME
     ----
Richard G. Sim            53,100                 23.3%                     29.250      7/21/05     976,783     2,475,361
Robert G. Deuster         14,800                  6.5%                     29.250      7/21/05     272,248       689,931
William J. Albrecht       14,800                  6.5%                     29.250      7/21/05     272,248       689,931
Theodore M. Lecher         8,400                  3.7%                     29.250      7/21/05     154,519       391,583
Robert C. Arzbaecher      10,000                  4.4%                     24.125     10/23/04     151,721       384,490
                           9,300                  4.1%                     29.250      7/21/05     171,075       433,538
-------------------------

(1) Based on stock option grants for 227,740 shares to all employees during the fiscal year ended August 31, 1995.
(2) Unless earlier terminated, options expire ten years from the date of grant and generally become exercisable as to half of the shares granted two years after the date of grant and fully exercisable five years after the date of grant.
(3) The dollar amounts under these columns are the result of calculations at 5% and 10% appreciation rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Common Stock price.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth information for each of the named executive officers concerning the exercise of stock options during fiscal 1995 and the number and value of stock options outstanding at the end of the fiscal year.
No SARs are outstanding.

                                                                    NUMBER OF SECURITIES
                                   SHARES                           UNDERLYING EXERCISED            VALUE OF UNEXERCISED
                                 ACQUIRED ON       VALUE            OPTIONS/SARS AT FISCAL        IN-THE-MONEY OPTIONS/SARS
         NAME                    EXERCISE(#)    REALIZED($)             YEAR-END (#)             AT FISCAL YEAR-END($)(2)
         ----                    -----------    -----------   ------------------------------   ------------------------------
                                                              EXERCISABLE   UNEXERCISABLE(1)   EXERCISABLE   UNEXERCISABLE(1)
                                                              -----------   ----------------   -----------   ----------------
 Richard G. Sim                       0              0          403,471         176,750         6,338,369        2,045,213

 Robert G. Deuster                    0              0          105,088          53,462         2,049,264          611,101

 William J.  Albrecht                 0              0           35,388          54,987           559,849          654,019

 Theodore M. Lecher              13,000         88,094           35,975          33,475           559,600          416,013

 Robert C.  Arzbaecher                0              0            6,750          28,050           114,594          264,131



_________________________

(1)  Represents unvested options at the end of fiscal 1995.
(2) Based on the $33.125 closing price of the Common Stock on the New York Stock Exchange at the end of the fiscal year.

PERFORMANCE GRAPHS

     The following graph shows the cumulative total shareholder return on the Common Stock during the preceding five fiscal years as compared to the returns on the Standard & Poor's 500 Stock Index and the Standard & Poor's Diversified Manufacturing Index. The graph assumes that $100 was invested on August 31, 1990 in the Common Stock and each index and that all dividends were reinvested.





                              [ 1990-1995 GRAPH ]

                                          1990         1991       1992       1993         1994      1995
                                          ----         ----       ----       ----         ----      ----
 APPLIED POWER                           $100.00     $ 90.83    $ 88.68    $ 97.24     $129.05     $193.03

 S&P 500 INDEX                            100.00      126.91     136.96     157.80      166.43      202.12

 S&P DIV. MFG. INDEX                      100.00      127.45     125.37     157.61      176.40      230.41

     The following graph shows the cumulative total shareholder return on the Common Stock since it became publicly traded on August 6, 1987 through August 31, 1995 as compared to the returns on the Standard & Poor's 500 Stock Index and the Standard & Poor's Diversified Manufacturing Index. The graph assumes that $100 was invested on August 6, 1987 in the Common Stock and each index and that all dividends were reinvested.





                             [ 8/6/87-1995 GRAPH ]





                     8/6/87    1987     1988         1989      1990      1991     1992       1993      1994       1995
                     ------    ----     ----         ----      ----      ----     ----       ----      ----       ----
 APPLIED POWER      $100.00  $111.43   $220.26     $278.08   $230.88    $209.72   $204.74   $224.51    $297.95   $445.67

 S&P 500 INDEX       100.00   102.39     83.97      116.92    111.09     140.98   152.15     175.30    184.89     224.54

 S&P DIV. MFG.
 INDEX               100.00   102.88     84.39      104.87     94.99     121.07   119.09     149.71    167.57     218.86

EMPLOYMENT AGREEMENT

     The Company entered into an agreement with Richard G. Sim in May 1994 which superseded his employment agreement originally entered into in July 1985. The agreement provides that if Mr. Sim's employment with the Company is terminated as a result of his death or permanent disability, he or his beneficiary will receive his then current salary for a period of one year following such termination and a pro rata portion of any bonus award earned for the fiscal year in which such termination occurs. During the term of the agreement, the Company must maintain Mr. Sim's coverage under its present long-term disability benefit plan or a substantially similar plan providing at least comparable benefits. In the event that Mr. Sim qualifies for a long-term disability benefit under such plan, the Company will supplement any plan benefit payable to Mr. Sim to the extent necessary to provide a total long-term disability benefit payment that is equal to 30% of his then base pay. Such supplemental benefit will be provided at no cost to Mr. Sim.

                               OTHER INFORMATION

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based on information available to it, the Company is not aware that any director, officer or beneficial owner of 10% or more of the Common Stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the last fiscal year, except that Ms. Barbara R. Harris, a former officer of the Company, inadvertently failed to file on a timely basis after leaving the Company, one report relating to four transactions involving the simultaneous exercise of Company stock options and sale of the underlying Common Stock. These late filings were cured promptly after Ms. Harris became aware of them.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP as the independent certified public accountants to audit the financial statements of the Company for the fiscal year ending August 31, 1996. The Company expects that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and available to respond to appropriate questions and have the opportunity to make a statement if they desire.

SHAREHOLDER PROPOSALS

     Shareholder proposals must be received by the Company no later than July 25, 1996 in order to be considered for inclusion in next year's annual meeting proxy statement.

ADDITIONAL MATTERS

     Management is not aware of any matters which will be presented for action at the Meeting other than the proposal set forth in the Notice of Annual Meeting and described herein. If other matters do come before the Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising the authority conferred thereby.

                                  By Order of the Board of Directors


                                  Anthony W. Asmuth III
                                     Secretary
Milwaukee, Wisconsin
November 22, 1995

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THEIR PROXY AS SOON AS POSSIBLE.

     A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 1995 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION HAS BEEN PROVIDED WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-K ARE AVAILABLE, FREE OF CHARGE, UPON REQUEST DIRECTED TO ROBERT C. ARZBAECHER, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, APPLIED POWER INC., P.O. BOX 325, MILWAUKEE, WISCONSIN 53201.

                               APPLIED POWER INC.

               ANNUAL MEETING OF SHAREHOLDERS - JANUARY 11, 1996
                                   P R O X Y
                              CLASS A COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM AND ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Thursday, January 11, 1996, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.  Election of Directors     [ ] FOR all nominees listed below (except       [ ] WITHHOLD AUTHORITY to vote for
                                  as marked to the contrary below)                all nominees listed below

  H. RICHARD CROWTHER, JACK L. HECKEL, RICHARD M. JONES, RICHARD A. KASHNOW,
          L. DENNIS KOZLOWSKI, RICHARD G. SIM AND RAYMOND S. TROUBH

 (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

________________________________________________________________________________

2. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.


                          (Continued on reverse side)




                         (Continued from reverse side)

                                      ESOP

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                                      Dated:  ____________________, 19___

                                      ____________________________________

                                      ____________________________________
                                          Signature(s) of Shareholder(s)

                                      PLEASE SIGN PERSONALLY AS NAME
                                      APPEARS AT LEFT.  When signing
                                      as attorney, executor, administrator,
                                      personal representative, trustee or
                                      guardian, give full title as such.
                                      If signer is a corporation, sign full
                                      corporate name by duly authorized
                                      officer.  If stock is held in the
                                      name of two or more persons,
                                      all should sign.

   PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE -
                              PLEASE DO NOT FOLD

                               APPLIED POWER INC.

               ANNUAL MEETING OF SHAREHOLDERS - JANUARY 11, 1996
                                   P R O X Y
                              CLASS A COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM AND ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Thursday, January 11, 1996, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.  Election of Directors         [ ] FOR all nominees listed below (except     [ ] WITHHOLD AUTHORITY to vote for all
                                      as marked to the contrary below)              nominees listed below


H. RICHARD CROWTHER, JACK L. HECKEL, RICHARD M. JONES, RICHARD A. KASHNOW,
        L. DENNIS KOZLOWSKI, RICHARD G. SIM AND RAYMOND S. TROUBH

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

________________________________________________________________________________

2. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.


                          (Continued on reverse side)




                         (Continued from reverse side)

                                      ESPP

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                      Dated:  ____________________, 19___

                                      ____________________________________

                                      ____________________________________
                                          Signature(s) of Shareholder(s)


                                      PLEASE SIGN PERSONALLY AS NAME
                                      APPEARS AT LEFT.  When signing as
                                      attorney, executor, administrator,
                                      personal representative, trustee or
                                      guardian, give full title as such.  If
                                      signer is a corporation, sign full
                                      corporate name by duly authorized
                                      officer.  If stock is held in the name
                                      of two or more persons, all should sign.

  PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE -
                              PLEASE DO NOT FOLD

                               APPLIED POWER INC.

               ANNUAL MEETING OF SHAREHOLDERS - JANUARY 11, 1996
                                   P R O X Y
                              CLASS A COMMON STOCK
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RICHARD G. SIM AND ROBERT C. ARZBAECHER, and each of them, are hereby authorized as Proxies, with full power of substitution, to represent and vote the Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of Applied Power Inc., a Wisconsin corporation, to be held on Thursday, January 11, 1996, or any adjournment thereof, with like effect as if the undersigned were personally present and voting, upon the following matters:

1.  Election of Directors         [ ] FOR all nominees listed below (except     [ ] WITHHOLD AUTHORITY to vote for all
                                      as marked to the contrary below)              nominees listed below

  H. RICHARD CROWTHER, JACK L. HECKEL, RICHARD M. JONES, RICHARD A. KASHNOW,
          L. DENNIS KOZLOWSKI, RICHARD G. SIM AND RAYMOND S. TROUBH

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

________________________________________________________________________________

2. In their discretion, upon such other business as may properly come before the Meeting or any adjournment thereof;

all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.


                          (Continued on reverse side)




                         (Continued from reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                      Dated:  ____________________, 19___

                                      ____________________________________

                                      ____________________________________
                                          Signature(s) of Shareholder(s)

                                      PLEASE SIGN PERSONALLY AS NAME APPEARS
                                      AT LEFT.  When signing as attorney,
                                      executor, administrator, personal
                                      representative, trustee or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If stock is held in the name of two or more persons, all should sign.

   PLEASE SIGN AND DATE THIS PROXY AND RETURN IN ENCLOSED PREPAID ENVELOPE -
                              PLEASE DO NOT FOLD